Popular High Grade Fixed-Income Fund, Inc.

Schedule of Investments

March 31, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (37.39%)
California (1.08%)
$355,000	Northern California Power Agency - Revenue Bonds (Series 2016)	5.679%	06/01/35	$367,962

Georgia (5.00%)
2,000,000	Development Authority of Gwinnett County - Revenue Bonds	4.170%	09/01/46	1,689,860

Maryland (9.63%)
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	2.988%	07/01/34	1,116,442
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.038%	07/01/35	1,100,170
1,200,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.088%	07/01/36	1,041,109

New York (0.16%)
52,216	New York State Dormitory Authority - Revenue Bonds (Series 2010H)	5.289%	03/15/33	52,813

Texas (15.25%)
600,000	Board of Regents of the University of Texas System - Revenue Bonds (Series 2016A)	3.852%	08/15/46	488,346
795,000	Permanent University Fund - Texas A&M University System - Revenue Bonds (Series 2015B)	3.600%	07/01/36	731,159
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.231%	05/15/27	993,182
2,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.331%	05/15/28	1,974,365
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.481%	05/15/31	971,299

Virginia (2.65%)
945,000	Virginia Resources Authority - Revenue Bonds	4.250%	11/01/38	896,191

Washington (3.62%)
1,295,000	City of Seattle WA - General Obligation Limited Bonds (Series 2016B)	2.875%	04/01/32	1,223,791

Total Municipal Bonds				$12,646,689
(Cost $13,816,479)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Agencies (7.18%)
2,365,000	Puerto Rico Housing Finance Authority - Revenue Bonds(a)	6.750%	12/01/28	2,429,495

Total Puerto Rico Agencies				$2,429,495
(Cost $2,461,331)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (9.70%)
3,450,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	5.000%	07/01/58	3,279,732

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				$3,279,732
(Cost $3,450,000)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (17.57%)(b)
$281,957	GNMA Pool 719882	5.000%	08/15/39	$289,857
243,152	GNMA Pool 691686	5.000%	02/15/40	249,965
32,292	GNMA Pool 597878(c)	5.500%	02/15/33	32,367
72,341	GNMA Pool 597885	5.500%	04/15/33	72,524
27,183	GNMA Pool 597888	5.500%	05/15/33	27,245
34,435	GNMA Pool 622056	5.500%	03/15/34	34,520
63,957	GNMA Pool 631039	5.500%	01/15/35	66,040
131,100	GNMA Pool 631045	5.500%	03/15/35	136,561
173,202	GNMA Pool 592837	5.500%	06/15/35	181,030
46,510	GNMA Pool 643745	5.500%	07/15/35	47,796
31,545	GNMA Pool 618256	5.500%	07/15/35	32,573
154,197	GNMA Pool 643758	5.500%	01/15/36	159,493
240,499	GNMA Pool 678611	5.500%	11/15/38	250,543
56,804	GNMA Pool 456374	6.000%	02/15/29	57,239
51,814	GNMA Pool 636530	6.000%	05/15/30	52,191
45,082	GNMA Pool 597883	6.000%	05/15/33	45,498
95,676	GNMA Pool 597887	6.000%	05/15/33	97,105
93,363	GNMA Pool 622036	6.000%	08/15/33	94,710
89,707	GNMA Pool 597899	6.000%	08/15/33	90,633
62,775	GNMA Pool 607382	6.000%	08/15/33	63,343
73,117	GNMA Pool 622041	6.000%	09/15/33	73,780
39,291	GNMA Pool 608642	6.000%	07/15/34	40,824
34,559	GNMA Pool 631050	6.000%	03/15/35	35,908
123,971	GNMA Pool 618257	6.000%	07/15/35	130,322
93,683	GNMA Pool 643761	6.000%	01/15/36	97,556
134,116	GNMA Pool 643759	6.000%	01/15/36	140,982
2,057,539	GNMA Pool 782087(c)	6.000%	04/15/36	2,188,709
63,313	GNMA Pool 647562	6.000%	05/15/36	65,789
170,285	GNMA Pool 638705	6.000%	11/15/36	179,609
84,074	GNMA Pool 678609	6.000%	11/15/38	84,887
24,414	GNMA Pool 572103	6.500%	04/15/34	24,715
67,386	GNMA Pool 572113	6.500%	06/15/34	71,809
40,538	GNMA Pool 572122	6.500%	07/15/34	43,199
52,782	GNMA Pool 572128	6.500%	08/15/34	56,247
16,852	GNMA Pool 572136	6.500%	10/15/34	17,958
39,710	GNMA Pool 592840	6.500%	07/15/35	41,652
116,500	GNMA Pool 592859	6.500%	12/15/35	125,271
38,808	GNMA Pool 592865	6.500%	01/15/36	39,349
59,305	GNMA Pool 592874	6.500%	03/15/36	62,497
32,744	GNMA Pool 592880	6.500%	04/15/36	34,894
128,060	GNMA Pool 678612	6.500%	11/15/38	137,705
156,963	GNMA Pool 678608	7.000%	12/15/38	166,282
Total Puerto Rico GNMA Bonds				$5,941,177
(Cost $5,681,577)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (51.00%)(d)
587,359	FNMA Pool AC0808	5.000%	11/01/39	593,192
166,941	FNMA Pool 758601	5.500%	01/01/35	171,114
125,050	FNMA Pool 745292	5.500%	05/01/35	127,153
841,283	FNMA Pool 827687(c)	5.500%	11/01/35	868,170
354,729	FNMA Pool 827684	5.500%	11/01/35	364,630
367,397	FNMA Pool 827698(c)	5.500%	12/01/35	377,647
313,187	FNMA Pool 827695	5.500%	12/01/35	321,929
236,579	FNMA Pool 829461(c)	5.500%	01/01/36	242,544
177,712	FNMA Pool 850019	5.500%	04/01/36	182,190
225,870	FNMA Pool 850022	5.500%	04/01/36	231,566
184,142	FNMA Pool 827685(c)	6.000%	11/01/35	192,379
36,337	FNMA Pool 827696	6.000%	12/01/35	37,041
1,244,436	FNMA Pool 827712	6.000%	01/01/36	1,316,989
200,313	FNMA Pool 827709(c)	6.000%	01/01/36	209,272
866,699	FNMA Pool 849985(c)	6.000%	02/01/36	917,241
522,487	FNMA Pool 849982(c)	6.000%	02/01/36	550,922
139,754	FNMA Pool 850010(c)	6.000%	03/01/36	146,011
868,594	FNMA Pool 850013(c)	6.000%	03/01/36	919,243
395,121	FNMA Pool 850023	6.000%	04/01/36	416,625
237,508	FNMA Pool 850020	6.000%	04/01/36	248,137
722,876	FNMA Pool 850033	6.000%	05/01/36	765,008
63,246	FNMA Pool 850029(c)	6.000%	05/01/36	64,471
697,137	FNMA Pool 850042	6.000%	06/01/36	735,104
73,340	FNMA Pool 850039	6.000%	06/01/36	75,928
174,198	FNMA Pool 850055	6.000%	07/01/36	181,562
701,687	FNMA Pool 850058(c)	6.000%	07/01/36	742,607
85,334	FNMA Pool 850069	6.000%	08/01/36	88,345
187,567	FNMA Pool 881251	6.000%	09/01/36	196,880
446,168	FNMA Pool 881266(c)	6.000%	10/01/36	468,921
72,322	FNMA Pool 881262	6.000%	10/01/36	74,871
75,229	FNMA Pool 881281	6.000%	11/01/36	77,754
1,038,179	FNMA Pool 904973(c)	6.000%	02/01/37	1,098,775
161,428	FNMA Pool 904968(c)	6.000%	02/01/37	168,246
277,072	FNMA Pool 905013(c)	6.000%	05/01/37	290,238
710,912	FNMA Pool 909131(c)	6.000%	12/01/37	752,405
144,309	FNMA Pool 953094	6.000%	01/01/38	150,767
67,852	FNMA Pool 835580	6.500%	07/01/35	68,648
401,577	FNMA Pool 850030(c)	6.500%	05/01/36	429,349
815,439	FNMA Pool 850034(c)	6.500%	05/01/36	872,506
1,403,372	FNMA Pool 850043(c)	6.500%	06/01/36	1,510,590
Total Puerto Rico Fannie Mae Bonds				$17,246,970
(Cost $16,411,606)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (1.47%)(e)
147,134	FGLMC Pool G08831(c)	4.000%	08/01/48	141,082
18,382	FGLMC Pool A35321	5.500%	06/01/35	18,812
328,785	FGLMC Pool A45241	6.000%	02/01/35	337,295
362	FGLMC Pool A64760	6.000%	07/01/37	378
Total Puerto Rico Freddie Mac Bonds				$497,567
(Cost $494,857)

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (7.09%)
1,727,000	Microsoft Corp.(f)	3.450%	08/08/36	1,556,731
300,000	Microsoft Corp.(f)	3.700%	08/08/46	236,778
750,000	Microsoft Corp.(f)	3.750%	02/12/45	605,421
Total Corporate Bonds				$2,398,930
(Cost $2,781,182)

Total Investments (131.40%)
(Cost $45,097,032)				$44,440,560

Liabilities in Excess of Other Assets (-31.40%)				(10,619,974)
NET ASSETS (100.00%)				$33,820,586

(a)	These securities are the exchanged bonds under the COFINA’s Third Amended Plan of Adjustment (the “Plan”).
(b)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
(d)	Puerto Rico Fannie Mae - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Security may be called before its maturity date.

Reverse Repo Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	3.87%	03/25/2026	04/15/2026	$(3,049,000)
J.P. Morgan Chase & Co	3.83%	03/11/2026	04/01/2026	(4,505,854)
Santander	4.05%	03/18/2026	04/08/2026	(1,000,000)
South Street Securities	4.10%	03/31/2026	04/01/2026	(2,231,000)
				$(10,785,854)

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2026 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular High Grade Fixed-Income Fund, Inc. (the “Fund”) is a non-diversified, open-end investment company. The Fund is a corporation organized under the Investment Company Act of 1940, as amended (the “1940 Act”) since May 21, 2021. The Fund was incorporated on August 13, 2002 and started operations on September 24, 2002.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objectives.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments – All securities are presented at fair value, which is determined by the Fund’s administrator, ALPS Fund Services, Inc. (the “Administrator”), with the assistance of the Fund’s investment adviser, Popular Asset Management LLC (the “Investment Adviser”) on the basis of valuations provided by dealers or by pricing services approved by the Fund’s management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(b)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2026 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2026 (Unaudited)

On August 4, 2022, the Board of Directors of the Fund appointed the Investment Adviser, as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s NAV is calculated on a particular day.
●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Fixed income securities including mortgage and other asset-backed securities (“MBS”), collateralized mortgage obligations, obligations of Puerto Rico and political subdivisions, obligations of U.S. Government Sponsored Entities, State and Municipal Obligations, US Corporate Bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Below is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: MBS are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Collateralized mortgage obligations: Agency and private collateralized mortgage obligations (“CMOs”) are priced based on a bond’s theoretical value from similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The option adjusted spread includes prepayment and volatility assumptions, ratings (whole loans collateral) and spread adjustments. CMOs that include a significant adjustment based on assumptions important to market participants, such as credit risk, source of payment, etc., are classified as Level 3.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, swap curves, and discount and capital rates. These bonds are classified as Level 2.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2026 (Unaudited)

Obligations of U.S. Government sponsored entities, and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S. agency securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year U.S. Treasury Notes and are classified as Level 1.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$12,646,689	$–	$12,646,689
Puerto Rico Agencies	–	2,429,495	–	2,429,495
Puerto Rico Government Instrumentalities Tax Exempt Notes	–	3,279,732	–	3,279,732
Puerto Rico GNMA Bonds	–	5,941,177	–	5,941,177
Puerto Rico Fannie Mae Bonds	–	17,246,970	–	17,246,970
Puerto Rico Collateralized Mortgage Obligations	–	497,567	–	497,567
Corporate Bonds	–	2,398,930	–	2,398,930
Total	$–	$44,440,560	$–	$44,440,560

*	Refer to the Fund’s Schedule of Investments for a listing of securities by type.

NOTE 3. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2026 (Unaudited)

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the Fund’s investments will fall. Also, the Fund’s yield will tend to lag behind changes in short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2026 (Unaudited)

NOTE 4. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.